© Fifth Third Bank | All Rights Reserved Barclays Global Financial Services Conference September 13, 2016 Exhibit 99.1

2
© Fifth Third Bank | All Rights Reserved
Ranked 2
nd
in J.D. Power 2015 U.S. Primary Mortgage Origination
Satisfaction Study
Source:  SNL Financial; Total assets of US banking institutions as of Q2 2016,  EY 2015 Cash Management Services Surveys, SNL
Financial -
Q2 2016,
4
Oliver Wyman 2016 Survey of Consumers,
5
The 2015 Monitor Top Bank 50 & Technology Issue,
6
Experian Auto Count US States originations for traditional
banks in units 2016 through 06/30/2016 and
7
Corporate Insight Inc. Mobile Monitor –
The Other Mobile Channel, June 2016
#10
Equipment Finance
5
Treasury Management
#8
#9
Commercial & Industrial
Loans
Well-positioned franchise and focused
footprint
#9
#11
Non-Captive Prime Auto
Originator
6
Retail Bank
4
In footprint markets
National commercial hub cities
2016 Javelin Mobile Banking
Leader
2016 Mobile Monitor
“A” Rating for Mobile Site
7
•
$144B Total Assets (#13)
1
•
$94B Total Loans
•
62% Commercial
•
38% Consumer
•
$102B Deposits
•
1,191 branches; 2,514 ATMs
•
18.3% ownership in Vantiv
•
$26B AUM
2Q16 Franchise Overview
regulatory filing as of
3
2

3

3
© Fifth Third Bank | All Rights Reserved
•
Stable NII and NIM; continued benefit from steady and
cautious interest rate risk management strategy
•
Solid noninterest income growth despite market volatility
•
Adjusted fee income
1
up 4% sequentially
•
Strong corporate banking revenues
•
Tightly controlled operational expenses
•
Reported noninterest expenses down $3 million, adjusted
expenses
1
flat sequentially
•
Strategic investments on-track
•
Credit conditions benign overall and in-line with
expectations
•
Vantiv ownership represents ~$2.8B in potential
unrecognized value ($1.6B in equity and $1.2B from TRA)
2
Second Quarter 2016 Highlights
Earnings Per
Share
Reported $0.40
Included ($0.01) negative impact
from certain items
Net Income to
Common
$310 million
LCR
110%
1
Non-GAAP measure: see Reg G reconciliation on page 20 of this presentation
2
As of 6/30/2016. Vantiv’s share price as of 9/8/2016 was $55.03. See page 15 for further information regarding Fifth Third’s Vantiv ownership
3
See page 18 of this presentation for impact of certain items

© Fifth Third Bancorp | All Rights Reserved
Focused on enhancing profitability through
the cycle –
Project North Star
•
Targeting positive operating leverage in 2017
•
Established long-term financial targets
-
12 –
14% ROTCE and 1.1 –
1.3% ROA
-
Targets achievable by end of 2019 with no meaningful improvement in economic environment
•
Project North Star launched to achieve these targets
•
Performing comprehensive review across all business units and support functions
with a clear roadmap for execution
-
Incorporating recently disclosed actions as well as additional initiatives
-
Initiatives have been segregated into three categories:
-
Revenue enhancement
-
Expense reduction
-
Balance sheet optimization

© Fifth Third Bancorp | All Rights Reserved
New Project North Star Initiative
We are focusing on growing revenues across
the franchise
Focused on more
efficient capital
utilization
Revenue Enhancement
Leveraging partnerships
and select non-bank
acquisitions to develop
new products
Enhancing value
proposition and
profitability of  product
offerings
•
De-emphasizing loans that are less capital-efficient and have limited upside
•
GreenSky: loan origination pipeline, technology platform, strategic referral partnership, and equity investment
•
Transactis: leading provider of billing and payment solutions
Consumer
–
Optimizing the digital experience and implementing real-time online support
–
Replacing mortgage loan system to increase production capacity and improve efficiency
Payments
–
Revamping consumer credit card products to drive revenue growth
–
Optimizing pricing and increasing penetration in Treasury management
Commercial
–
Adding capital markets offerings and distribution; growing M&A advisory capabilities
–
Expanding insurance brokerage

© Fifth Third Bancorp | All Rights Reserved
We are partnering with GreenSky to develop
and deploy new products and solutions
Partnership
Details
•
$50 million equity investment
•
Fifth Third will integrate GreenSky’s
market-leading technology platform into online
banking, mobile, and branch channels
•
Enables Fifth Third to expand channel presence to accelerate profitable growth
•
GreenSky’s
merchant network to provide another origination channel for Fifth Third
•
Cross-sell opportunities to households gained through GreenSky partnership
Business
Model
•
Leading  Fintech company making financing available to consumers in home improvement and other retail categories
•
Super prime focus (>760 FICO); profitable for several years running
•
Utilizes real-time underwriting decisioning with traditional FICO scoring
Other Key
Benefits
•
Will leverage Fifth Third merchant relationships to originate additional consumer credit via the  GreenSky platform
•
Partnership expected to produce over $100 million in consumer loan volumes per quarter; targeting $700 million in balances by the end of 2018

© Fifth Third Bancorp | All Rights Reserved
Streamlining processes to reduce expenses and
sustain positive operating leverage
Recently completed
expense reductions
Existing initiatives to
improve operating
leverage
•
Renegotiated Vantiv and MasterCard contracts
•
Sale and consolidation of retail branches
•
3% reduction in headcount since 2Q15 despite increase in risk &
compliance and IT personnel
•
Executing additional branch optimization strategies
•
Discretionary spending controls
•
Regimented process to force businesses to offset growth-related expenses
•
Analyzing the use of non-branch facilities to reduce unused office capacity
•
Keeping stable headcount with continuous resource allocation to growth areas
•
Reengineering commercial loan origination, underwriting and servicing processes
•
Reducing cost of technology improvements
New initiatives for
long-term financial
success
Expense Reduction
New Project North Star Initiative

© Fifth Third Bancorp | All Rights Reserved
We are optimizing our balance sheet given the
uncertain economic environment
Strong
underwriting
standards
Maintaining balance
sheet strength
•
Focused on driving stable performance through-the-cycle
•
Requiring the appropriate risk/return profile within all portfolios
•
Strong and growing capital levels
•
CCAR : PPNR / Assets above peer median with less capital destruction
-
2Q16:
CET1
of
9.94%
(10.8%
assuming
gain
from
sale
of
Vantiv
shares
)
•
Balanced approach to interest rate risk exposures with moderate asset sensitivity
•
Lower NPAs compared to peer group
Growth in higher
return businesses
•
Small business lending initiative to improve loan production and overall customer experience
•
Profitable middle market expansion
•
Credit card growth and credit optimization
1
CCAR
2016
Federal
Reserve’s
Severely
Adverse
scenario;
capital
destruction
refers
to
CET1
under
DFAST
scenario;
Peers
include
BBT,
CMA,
HBAN,
KEY,
MTB,
RF,
STI,
ZION,
COF,
PNC,
USB,
and
WFC.
2
Including unrealized after-tax Vantiv position as of 6/30/16. [{($56.60 Vantiv stock price x 35M shares) less the carrying value of Vantiv of $390M] x 0.65 ] / Risk-Weighted Assets. Assumes no share buyback from Vantiv sales.
Vantiv’s share price as of 9/8/2016 was $55.03.
Balance Sheet Optimization
New Project North Star Initiative
2
1

© Fifth Third Bancorp | All Rights Reserved
We have proactively taken steps to re-position
the business
Commercial
Banking
•
Target risk/return profile in-line with
stable through-the-cycle performance
goal
•
CRE balances continue to be lower
than peers at only 11% of total loans
•
Energy sector exposures remain well-
contained
•
Portfolio probability of default
significantly lower than pre-crisis
Consumer
Banking
•
Exited brokered mortgage channel
•
Reduced indirect auto loan
originations
•
External fraud losses down 34% in
2Q16 from 2Q15
Wealth & Asset
Management
•
Continuing to redesign product and
services to increase recurring
revenue streams
$253
$44MM
0
100
200
300
2Q14
2Q16
Mezzanine portfolio
MM
$464
$161
0
100
200
300
400
500
2Q15
2Q16
Commodity portfolio
65%
85%
Exiting volatile sectors
31%
38%
43%
48%
2Q13
2Q14
2Q15
2Q16
Recurring revenue
$1.7B
$1.1B
$1.0B
2Q14
2Q15
2Q16
Consumer TDR loan balance
(in billions)
Sold $568MM
TDRs in 1Q15
1
Total recurring brokerage revenue as a percentage of total brokerage revenue
MM
MM
1

© Fifth Third Bancorp | All Rights Reserved
We are investing
prudently to grow
within risk appetite
We are committed to
improving profitability
and driving attractive
returns through cycles
We are well-positioned
to address market
volatility and
economic uncertainty
In summary
Will create additional
shareholder value
Stability
Growth
Profitability

© Fifth Third Bancorp | All Rights Reserved
Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6
promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business.
They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,”
“estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,”
“trend,” “objective,”
“continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering
these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards
Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from
rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19)
effects of accounting or
financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of
Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (24) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (25)
ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks;
and (26) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other
factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
.

12 © Fifth Third Bancorp | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
62%
26%
11%
0%
1%
75%
12%
6%
7%
41%
29%
22%
6%
2%
We will be able to mitigate some of impact of the
flatter yield curve
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
1
Includes HFS Loans & Leases
2
As of 6/30/2016, Fifth Third had $4.475BN 1ML receive-fix swaps outstanding against C&I loans
3
As of 6/30/2016, Fifth Third had $2.7BN 3ML receive-fix swaps outstanding against long term debt
37%
44%
19%
•
Fixed: $10.4B
•
Float: $47.7B
•
1ML based: 68%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 5% (of total commercial)
•
Weighted Avg. Life: 1.75 years
•
51% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.16%
•
Duration: 4.2 years
•
Net unrealized pre-tax gain: $1.35B
•
100% AFS
•
Fixed: $23.4B
•
Float: $13.3B
•
1ML based: 2% (of total consumer)
•
3ML based: 10%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted Avg. Life: 3.37 years
•
Avg. duration of Auto book: 1.29 years
Long Term
Debt
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
79% Fix  /  21% Float
C&I
11% Fix  /  89% Float
Commercial
Mortgage
25% Fix  /  75% Float
4% Fix  /  96% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
75% Fix  /  25% Float
Auto
99% Fix  /  1% Float
9% Fix  /  91% Float
Home Equity
29% Fix  /  71% Float
Credit Card
0% Fix  /  100% Float
Other
•
Fixed: $14.8B
•
Float: $1.4B
•
1ML based: <1% (of total long term debt)
•
3ML based: 8%  (of total long term debt)
•
Weighted Avg. Life: 4.86 years
Senior Debt
90% Fix  /  10% Float
Sub Debt
94% Fix  /  6% Float
95% Fix  /  5% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
1
3
13
1
1
1
1

© Fifth Third Bank | All Rights Reserved
Positioned for higher rates but prepared for
lower rates
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies and the risks and uncertainties referenced on slide 11.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
Balance sheet moderately asset sensitive
–
64% of total loans are floating rate (82% of commercial and 36% of consumer)
–
Investment portfolio duration of 4.2 years
–
Short-term wholesale funding represents approximately 17% of total wholesale funding, or 3% of total funding
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 bps Shock
Change in Interest Rates
+100 bps Shock
+200 bps Ramp
3.07%
11.51%
(4.00%)
+25 bps Shock
+100 bps Ramp
1.68%
6.92%
-
-50 bps Shock
-50 bps Ramp
(4.03%)
(7.08%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24 Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp
2.79%
10.96%
3.34%
+200 bps Ramp
(0.06%)
5.25%
6.20%
17.77%
+100 bps Ramp
1.55%
6.64%
1.82%
+100 bps Ramp
0.12%
3.79%
3.25%
10.05%
13 to 24 Months
12.07%
7.19%
-
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
(12.00%)
0.03%
(6.00%)
0.30%
-
(1.35%)
12
Months
13 to 24 Months
12
Months
13 to 24 Months
(1.76%)
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit

© Fifth Third Bancorp | All Rights Reserved
Vantiv update
~$800MM of
gross cash
flows monetized
in Q3
•
Equity Ownership -
As of June 30, 2016, Fifth Third has an approximate 18% ownership interest in Vantiv Holding,
LLC.  for which it records equity method earnings.
•
Warrant -
As of June 30, 2016, Fifth Third owns a warrant associated with Vantiv Holding, LLC. to purchase approximately 7.8 million Class C (non-voting) units in Vantiv at an exercise price of $15.98 per unit. The warrant is carried at fair value on the balance sheet as a derivative asset.
•
Tax Receivable Agreement –
Annually Fifth Third recognizes income as part of a Tax Receivable Agreement (TRA)
with Vantiv.  This agreement entitles Fifth Third to receive economic benefits of certain tax deductions or benefits recognized by Vantiv, Inc. The previously disclosed 3Q16 TRA transaction does not affect the payments expected to be recognized in 2016 and 2017. Also, the announced transaction does not affect the $1.2 billion in potential TRA cash flows from additional share sales.
1
Fifth Third  Bancorp’s Q2 2016 10-Q as of June 30, 2016. Subject to changes in Vantiv’s stock price
2
As of 6/30/2016; VNTV closing price of $56.60 x 35MM units. Subject to changes in Vantiv’s stock price. Vantiv’s share price as of 9/8/2016 was $55.03.
3
Based on the analysis performed by Vantiv, Inc. disclosed in its second quarter Form 10-Q.  Estimated cash flow from additional share sales assumes that Fifth Third Bank had exchanged its remaining Class B undiscounted  and may vary based on a number of factors, including the amount and timing of Vantiv’s future taxable income and the tax rate then applicable, the use of loss carryovers and amortizable basis and are subject to material change based on changes in Fifth Third Bank’s tax basis in the partnership interest, changes in tax rates, or significant changes in Vantiv, Inc.’s stock price. Cash flows based on additional share sales are dependent on Fifth Third’s desire and ability to sell additional shares at comparable share prices in desired time frames.
Not recognized
on Fifth Third’s
balance sheet
($s in millions)
Warrant
Book Value of Warrant (carried at Fair Value)
1
327
$
Equity
Interest
Book Value of Ownership
1
390
Market Value of Ownership
2
1,983
Unrecognized pre-tax value from Vantiv share ownership
1,593
$
Potential Tax Receivable Agreement
Estimated Cash Flow Potential from  Additional Share Sales
3
1,200
$
Units
of
Vantiv
Holding,
had
exercised
its
remaining
warrant
and
exchanged
the
resulting
Class
C
Units
of
Vantiv
Holding,
all
for
Class
A
Shares
of
Vantiv,
Inc.
common
stock
on
June
30,
2016.
TRA
cash
flows
are

© Fifth Third Bancorp | All Rights Reserved
$116
$34
$41
$163
$0
$50
$100
$150
$200
$250
$300
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
~$1
$331MM
3Q16 termination and settlement of estimated $331MM gross cash flows expected to be payable to Fifth Third from
2019 –
2035 in exchange for a $116MM payment; $116MM
pre-tax gain realized by Fifth Third in 3Q16
$75MM
Existing
annual
TRA
payments
expected
to
be
recognized
in
4Q16
and
4Q17
are
not
impacted
$394MM
Agreement to terminate and settle estimated $394MM remaining gross cash flows expected
to
be
payable
to
Fifth
Third
from
2019-2035
in
exchange
for
expected
payments
from
exercises
of
quarterly
options
1
starting
in
1Q17
through
4Q18
totaling
$171MM pre-tax; expected to result in 3Q16 $163MM pre-tax gain and corresponding receivable on Fifth Third’s balance sheet
Estimated potential GAAP income recognition
(within
noninterest
income)
($s in millions; pre-tax)
$116
$15
$16
$16
$17
$26
$26
$27
$28
$34
$41
$0
$25
$50
$75
$100
$125
$150
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Estimated TRA cash flows
1,2
($s in millions; pre-tax)
Continued monetization of Vantiv
1
Options can either be executed by Vantiv or Fifth Third and generate payments to Fifth Third. Projections assume put/call options are exercised every quarter.
2
Fifth Third received a “non-objection” from the Federal Reserve for the ability to repurchase shares in the amount of any realized after-tax gains from the termination and settlement of any portion of the tax receivable agreement with Vantiv. This excludes the estimated existing annual TRA payment of $34 million in 1Q17 and $41 million in 1Q18.
3
Based on the analysis performed by Vantiv, Inc. disclosed in its second quarter Form 10-Q.
Continue
to
have
additional
potential
TRA
gross
cash
flows,
based
on
additional
share
sales,
of
$1.2
billion
~$800MM
expected
gross
cash
flows from
existing TRA
monetized in
3Q16
~$1
~$1
~$1
~$1
~$1
~$1
~$1
~$1
Realized
in 3Q16
3
1

© Fifth Third Bank | All Rights Reserved
$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
$1,750
$650
$1,850
$1,600
$2,850
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
1
Holding Company:
Bancorp LCR of 110% at 06/30/2016
Holding Company cash at 06/30/16: $2.4B
Cash currently sufficient to satisfy all contractual obligations & common dividends in a stressed environment for ~23 months without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Bank:
No LT debt maturities in 2Q16. During the quarter the Bank issued $1.25B of 5 year senior debt
Available and contingent borrowing capacity (2Q16):
–
FHLB ~$10.5B available, ~$14.4B total
–
Federal Reserve ~$25.7B
2016 Funding Plans:
Moody’s LGF methodology, would require Fifth Third to replace all debt maturities in 2016 with new LT debt
Total unsecured LT debt maturities in 2016 totaled $3.7BN.  As of 6/30/16,
$1.7BN has matured and $2BN of maturities remain for the calendar year
As of 2Q16, Fifth Third has issued $2.75BN of new LT debt, resulting in
$1BN of LT debt needed to replace all 2016 maturities
Replacement funding will likely take place at the Bank Entity due to the solid liquidity position at the Holding Company and  FDIC savings on debt issued at the Bank
Holding company unsecured
debt maturities ($MM)
Bank unsecured debt maturities
($MM –
excl. Retail Brokered & Institutional CDs)
Heavily core funded
Strong liquidity profile
Demand
25%
Interest
checking
17%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
2%
S-T
borrowings
3%
Other
liabilities
3%
Equity
12%
L-T debt
11%
S-T
wholesale
5%
1
Represents remaining debt maturities in 2016; $1B matured in 1Q16
2
Represents remaining debt maturities in 2016 ; $700MM matured in 1Q16
2

© Fifth Third Bank | All Rights Reserved
2Q16 in review
1
Excludes loans held-for-sale
2
Non-GAAP
measure:
see
Reg
G
reconciliation
on
page
19
of
this
presentation
and
use
of
non-GAAP
measures
on
page
33
of
the
2Q16
earnings
release
Significant pre-tax items in 2Q16 results
($0.01
negative
after-tax
EPS
impact):
—
$50MM pre-tax (~$33MM after-tax) charge
related to the Visa total return swap
—
$19MM pre-tax (~$12MM after-tax) positive
valuation
adjustment
on
the
Vantiv
warrant
—
$11MM pre-tax (~$7MM after-tax) gain on
sale of Pennsylvania branches
—
$11MM pre-tax (~$7MM after-tax) gain on
sale of the agented bankcard loan portfolio
—
$9MM pre-tax (~$6MM after-tax) expense
due to retirement eligibility changes
Core businesses showed solid results given
challenging market conditions
—
Strong corporate banking activity offset
market volatility
—
Mortgage origination volumes up 53% QoQ
Credit trends
—
NCO
ratio
of
37
bps;
flat
YoY
and
5
bps
decrease QoQ
—
NPA ratio of 86 bps; down 2 bps
sequentially
($ in millions)
2Q16
Seq.
YOY
Average
Balances
Total loans & leases
1
$93,931
1%
2%
Core deposits
$98,973
-
(2%)
Income
Statement
Data
Net interest income (taxable equivalent)
$908
-
2%
Provision for loan and lease losses
91
(24%)
15%
Noninterest income
599
(6%)
8%
Noninterest expense
983
-
4%
Net income attributable to Bancorp
$333
2%
6%
Net income available to common
shareholders
$310
(1%)
6%
Financial
Ratios
Earnings per share, diluted
0.40
-
11%
Net interest margin
2.88%
(3bps)
(2bps)
Efficiency ratio
65.3%
150bps
(10bps)
Return on average assets
0.94%
1bps
4bps
Return on average common equity
8.2%
(10bps)
10bps
Return
on
average
tangible
common
equity
2
9.7%
(20bps)
-
Tangible
book
value
per
share
2
$   16.93
4%
16%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2016
2016
2015
2015
2015
Net interest income (U.S. GAAP)
902

903

899

901

887

Add:
Noninterest income
599

637

1,104

713

556

Less:
Noninterest expense
(983)

(986)

(963)

(943)

(947)

Pre-provision net revenue
518

554

1,040

671

496

Net income available to common shareholders (U.S. GAAP)
310

312

634

366

292

Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders
310

312

634

366

292

Tangible net income available to common shareholders (annualized) (a)
1,247

1,255

2,515

1,452

1,171

Average Bancorp shareholders' equity (U.S. GAAP)
16,584

16,376

15,982

15,815

15,841

Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(11)

(12)

(13)

(14)

(15)

Average tangible common equity (b)
12,826

12,617

12,222

12,054

12,079

Total Bancorp shareholders' equity (U.S. GAAP)
16,726

16,323

15,839

15,826

15,605

Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(12)

(13)

(13)

(14)

Tangible common equity, including unrealized gains / losses (c)
12,968

12,564

12,079

12,066

11,844

Less: Accumulated other comprehensive income
(889)

(684)

(197)

(522)

(291)

Tangible common equity, excluding unrealized gains / losses (d)
12,079

11,880

11,882

11,544

11,553

Total assets (U.S. GAAP)
143,625

142,430

141,048

141,883

141,628

Less:
Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(12)

(13)

(13)

(14)

Tangible assets, including unrealized gains / losses (e)
141,198

140,002

138,619

139,454

139,198

Less: Accumulated other comprehensive income / loss, before tax
(1,368)

(1,052)

(303)

(803)

(448)

Tangible assets, excluding unrealized gains / losses (f)
139,830

138,950

138,316

138,651

138,750

Common shares outstanding (g)
766

770

785

795

810

Ratios:
Return on average tangible common equity (a) / (b)
9.7%
9.9%
20.6%
12.0%
9.7%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.64%
8.55%
8.59%
8.33%
8.33%
Tangible common equity (including unrealized gains/losses) (c) / (e)
9.18%
8.97%
8.71%
8.65%
8.51%
Tangible book value per share (c) / (g)
$16.93
$16.32
$15.39
$15.18
$14.62
For the Three Months Ended
See page 33 of the 2Q16 earnings release for a discussion on the use of non-GAAP financial measures.

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
June
March
December
September
June
2016
2016
2015
2015
2015
Basel III Final Rule - Transitional to fully phased-in
CET 1 capital (transitional)
$12,112
$11,914
$11,917
$11,574
$11,582
Less: Adjustments to CET 1 capital from transitional to fully phased-in
(1)
(4)

(5)

(8)

(11)

(12)

CET 1 capital (fully phased-in) (a)
12,108

11,909

11,909

11,563

11,570

Risk-weighted assets (transitional)
121,824

121,432

121,290

123,148

122,986

Add: Adjustments to risk-weighted assets from transitional to fully phased-in
(2)
932

1,027

1,178

1,136

1,280

Risk-weighted assets (fully phased-in) (b)
$122,756
$122,459
$122,468
$124,284
$124,266
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (a) / (b)
9.86%
9.72%
9.72%
9.30%
9.31%
(1)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(2)
Primarily relates to higher risk-weighting for MSRs.
June
March
December
September
June
2016
2016
2015
2015
2015
Net interest income (FTE) (c)
$908
$909
$904
$906
$892
Noninterest income excluding certain items
Noninterest income (U.S. GAAP)
$599
$637
$1,104
$713
$556
Gain on sale of Vantiv shares
-

-

(331)

-

-

Gain on Vantiv warrant actions
-

-

(89)

-

-

Vantiv TRA settlement payment
-

-

(49)

-

-

Vantiv warrant valuation
(19)

(47)

(21)

(130)

(14)

Gain on sale of certain branches
(11)

(8)

-

-

-

Gain on sale of the non-strategic agented bankcard loan portfolio
(11)

-

-

-

-

Branch and land valuation adjustments
-

-

-

-

97

Valuation of 2009 Visa total return swap
50

(1)

10

8

2

Securities (gains) / losses
(6)

(3)

(1)

-

(4)

Adjusted noninterest income (d)
$602
$578
$623
$591
$637
Noninterest expense excluding certain items
Noninterest expense (U.S. GAAP)
$983
$986
$963
$943
$947
Contribution for Fifth Third Foundation
-

-

(10)

-

-

Severance expense
(3)

(15)

(2)

(3)

(2)

Retirement eligibility changes
(9)

-

-

-

-

Executive retirements
-

-

-

(6)

-

Adjusted noninterest expense (e)
$971
$971
$951
$934
$945
Adjusted efficiency ratio (e) / [(c ) + (d)]
64.3%
65.3%
62.2%
62.5%
61.8%
Adjusted PPNR (c) + (d)  - (e)
$539
$516
$576
$563
$584
For the Three Months Ended
For the Three Months Ended